                                                            THE INDONESIA
                                                            FUND, INC.

                                                            .................

                                                            Annual Report
                                                            December 31, 1996

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          7

Schedule of Investments......................................................................          8

Statement of Assets and Liabilities..........................................................          9

Statement of Operations......................................................................         10

Statement of Changes in Net Assets...........................................................         11

Financial Highlights.........................................................................         12

Notes to Financial Statements................................................................         13

Report of Independent Accountants............................................................         17

Results of Annual Meeting of Shareholders....................................................         18

Description of Dividend Reinvestment and Cash Purchase Plan..................................         19

PICTURED ON THE COVER IS A TEMPLE GATEWAY LOCATED IN INDONESIA.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                                                               February 18, 1997

DEAR SHAREHOLDER:

We are pleased to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the year ended December 31, 1996.

PERFORMANCE

At December 31, 1996, the Fund's net assets were $49.2 million. The Fund's net asset value ("NAV") was $10.68 per share, as compared to $9.34 at December 31, 1995.

For the period January 1, 1996 through December 31, 1996, the Fund's total return, based on NAV, was 14.4%. By comparison, the total return of the Morgan Stanley Capital International Indonesia Index (the "Index") was 25.4%. From the commencement of investment operations on March 9, 1990 through December 31, 1996, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, declined 16.5%. The Index fell 14.1% during this period.

According to the Lipper International Closed-End Funds Service (the "Service"), the Fund's performance was the best generated during the two years ended December 31, 1996 among the nine Indonesia-specific funds that the Service follows.

INVESTMENT PERSPECTIVE

For Indonesian equities, 1996 was a tale of two markets. Within the year's first half, the Jakarta Stock Exchange ("JSE") surged on the strength of good corporate earnings and positive economic conditions and then proceeded to give back most of its gains. Unfounded rumors concerning President Suharto's health sent prices down further in July and political developments kept them down until mid-September. Since then, the JSE has climbed almost uninterruptedly to new highs.

This latest upward move represents investors' recognition that Indonesia's macroeconomic climate significantly improved during 1996. Much of the improvement can be attributed to Bank of Indonesia (the central bank), which successfully avoided raising interest rates and, instead, used other means to engineer a "soft landing" amid much concern about the economy's strong expansion. By year-end, growth of gross domestic product (GDP) had slowed down to an annualized rate of about 7.5%, appreciably lower than the 8.1% rate in 1995. The year's inflation rate, moreover, was 6.6%, versus 8.6% the previous year.

We note in this context that, unlike several other emerging Asian nations, Indonesia's exports are diversified and not heavily dependent on consumer electronics and textiles. The harsh economic slump experienced by the others (e.g., Thailand, Malaysia, Singapore) due to declining demand for exports, therefore, did not occur in Indonesia.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Additionally, more technical factors also were positive for equities. For example, the JSE has long been noted for low participation by local investors. This changed in 1996, as margin trading was introduced and the number of domestically based mutual funds increased to 23 from only one. As a result, local investors accounted for about 55% of total trading value, up from 30% at the beginning of 1995, and more than doubled the average daily trading value in the process. A 41% gain in market capitalization (driven by strong activity in rights and initial public offerings), furthermore, pushed the JSE's capitalization above that of the more-established Thai market after only eight years in existence.

HIGHLIGHTED COMPANIES

To illustrate our stock selection process, we'd like to discuss two of the Fund's holdings, PT Astra International and PT Bank Internasional Indonesia. [Note: the prefix "PT" is the Indonesian equivalent of "Inc." or "Ltd."]

PT ASTRA INTERNATIONAL

The portfolio's largest single position is in PT Astra International ("Astra"), a stock which the Fund has owned since inception. Astra was founded in 1957 as a general trading company and gradually diversified into automobiles, heavy equipment and related equipment. Today, it is a holding company for a diverse group of operations led by its automotive division, which accounted for 68.5% of estimated revenues and 75.2% of estimated net income in 1996.

Astra is Indonesia's largest producer and distributor of automobiles, motorcycles and automotive components as well as a major player in the domestic market for heavy equipment. Along with its meaningful holdings in banking, consumer finance and agribusiness, these operations help to position Astra as a well-rounded equity play on the health of the Indonesian economy.

Two major developments in 1996 impacted Astra's automotive business and ownership structure, respectively. In February, the government announced that it had awarded the franchise to produce an inexpensive "national car" (i.e., made with mostly local content) to Timor, a company controlled by one of President Suharto's sons. Timor was granted significant tax exemptions in exchange for its commitment to reach the 60% local content level within three years. Astra shares plunged at the time on investor concern that the company would somehow be excluded from the national car program. Since then, however, the Timor effort has suffered from a variety of negatives, to the point that the national car is no longer considered a viable threat to Astra's market leadership.

Next, it was disclosed in late September that the Sampoerna family (of the PT HM Sampoerna tobacco company) had accumulated nearly 13% of Astra's shares in a bid to gain control. By late October, however, a consortium of wealthy buyers reportedly linked to the Suharto family had acquired a 51% stake, sufficient to block the Sampoerna bid. There is divided opinion among Indonesia-watchers as to whether this situation is potentially negative for Astra. In our view, it will most likely have a neutral-to-somewhat-positive effect on the company's prospects.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

Based on a multitude of factors, we believe that Astra shares can generate strong long-term growth from current price levels:

- The Indonesian macroeconomic climate is quite favorable for vehicle sales. For example, interest rates are declining and are expected to drop further this year; disposable income is rising; and strong per-capita GDP is helping to widen the universe of potential buyers.

- Motorcycle sales in Indonesia are booming as the economic picture continues to improve. Analysts project that motorcycles' portion of Astra's profits will overtake that of cars within the next two to three years.

- Within its core automotive business, Astra enjoys competitive advantages that also serve as significant barriers to entry. These include top market share; high brand-name recognition; and an established, induplicable distribution/ maintenance network.

- Unlike many other Asian companies, Astra benefits from the yen's weakness versus the dollar. Approximately 80% of its imported automotive components are denominated in yen, thus allowing it to derive considerable benefit from lowered importing costs. High local content levels for many of its automotive products, furthermore, help to insulate it from wide yen fluctuation.

- To help finance upcoming capital expenses, Astra has several potential restructuring opportunities that would also meaningfully unlock additional shareholder value. The most prominent among them are the reduction of its 95% ownership stake in Bank Universal; the combination and subsequent sale of two agribusiness units; the shift from controlling to non-controlling status viz. the publicly traded subsidiary United Tractors, which would remove substantial debt from Astra's consolidated balance sheet; and the sale of large land tracts that are carried on its books at dramatically low valuation levels.

- Since its early-1997 introduction, Toyota's new Kijang minivan (which Astra assembles and markets in Indonesia) is off to a tremendous start. Order backlog was equivalent to a six-month waiting list after only two weeks on the market.

- Astra stands to greatly benefit from the government's increasing commitment to infrastructure development. Overall demand for cars should rise as more roads are built, heavy equipment sales should experience strong growth and Astra's investment participation in several ventures should reap attractive profits.

PT BANK INTERNASIONAL INDONESIA

Another equity-based way to capitalize on Indonesia's improving economy is to invest in its banking sector. Although a healthy proportion (approximately 10-15%) of the Fund's total assets has been held in banks for some time, we have chosen to raise it even further. Accordingly, we have added two bank stocks to the portfolio since our last report, thereby increasing the sector's weighting to 22.4% of total net assets as of year-end 1996.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Our core bank position (as well as one of the Fund's largest overall holdings) is in PT Bank Internasional Indonesia ("BII"), widely regarded as one of Indonesia's premier financial institutions. BII was established in 1959 and acquired by the Sinar Mas conglomerate in 1982. It was listed on the JSE in 1989, when Sinar Mas sold a 49% stake to the public.

Among Indonesian bank stocks, BII is considered unmatched for its combination of high profitability, efficiency and asset quality, consistent earnings performance, top-notch management and good share liquidity.

BII has greatly participated in the recent JSE rally, having gained roughly 66% since this past October. While its valuation has become somewhat stretched on a near-term basis, we remain quite confident in the stock's long-term potential. Several environmental factors support our optimism:

INDUSTRY CONSOLIDATION. Bank of Indonesia is actively signalling its encouragement of industry consolidation via increasingly tight restrictions on capital adequacy, loan-loss provisions, legal lending limits and other banking practices. BII is well-positioned for consolidation both from offensive and defensive standpoints. It is large and healthy enough to acquire many of its competitors, and its near-total compliance with the new regulations well ahead of time means that it is unlikely to be perceived as a weakened, ripe acquisition target.

FAVORABLE INTEREST-RATE MOVEMENT. Banks derive substantial revenues and profits by capturing the difference between the rates at which they lend and those they must pay out to depositors. When general interest rates decline, as is currently the case in Indonesia, this rate "spread" widens to increase banks' profit margins.

LITTLE DOMESTIC COMPETITION. There is little threat of major competition for Indonesian banks. Foreign banks are virtually kept out of the country by strict government limitations and the local capital markets are not yet sufficiently developed to provide the quantity and quality of financing available through the established domestic banks.

POTENTIAL INDUSTRY GROWTH. Indonesia's ratio of loans to GDP (a standard measure of the development of an economy's financial sector) is substantially lower than that of many of its Asian neighbors. This suggests a vast source of unmet potential demand for bank lending.

Company-specific factors also are quite positive for BII shares:

SHIFT TO RETAIL BANKING. Historically, BII has concentrated on corporate banking. Generally shrinking profitability in the corporate business, however, has prompted management to shift its focus to the higher-margin retail sector. Retail savings and checking accounts cost less for BII compared to corporate loans, thus providing it with the opportunity to earn incremental profits.

DIVERSIFIED REVENUE BASE. In addition to its primary strength in commercial banking, BII is known for its prowess in foreign exchange, trade finance and syndications. These operations generate a level of fee-based income (which

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

helps to smooth out fluctuations in the core spread-based lending business) that is among the highest for Indonesian banks. Morgan Stanley estimates that BII's fee-based income in 1996 was 259.8 billion rupiah, or about 64% of pretax profit.

STRATEGY. BII's approach to its lending business is to maintain a competitive edge in funding by offering a superior range of products, as well as competitive pricing, to a Java-centered customer base. This differentiates it from those of its competitors that seek high-margin/low-volume business throughout the huge breadth of Indonesian territory.

RIGHTS OFFERING. In January 1997, BII made an offering of rights and attached warrants to existing shareholders, from which it raised 1.25 billion rupiah (equal to about $540 million). The main benefit to BII is that the cash raised in the offering will be mostly applied to its capital base, enabling it to meet the central bank's required capital adequacy ratio level for 2001 more than four years early. This is very good news for long-term investors.

OUTLOOK

Looking ahead, we regard the macroeconomic backdrop for Indonesian equities as quite favorable. GDP is growing at a healthy yet sustainable pace and is doing so without the benefit of high oil prices or stimulatory government spending. Inflation appears to be generally under control. Interest rates are expected to decline. The potent combination of rising per capita income and a fairly young population bodes well for a boom in consumer demand. Corporate earnings are projected to grow at an annual rate in the high teens over the next few years. Foreign direct investment is strong and increasing.

The key issues affecting investment, we believe, are of a political nature. Near-term, the approach of the late-May parliamentary elections will likely put a temporary damper on market fundamentals. Legislative activity should slow down and, perhaps more important, there could be election-related disruptions. Our view is that most investors will probably exercise prudence and avoid making substantive moves until after this period has passed.

More generally, of course, the main areas of political concern are the health and succession of President Suharto. The next presidential election is scheduled for March 1998, at which time Suharto will be 77. He has not yet officially stated whether he will run for re-election but it is widely assumed that he will. If he does, his health will be scrutinized more closely than ever and, given the market's reaction to last summer's rumors, investors will likely exit en masse if there is any perception of deterioration.

Suharto has not publicly discussed his inevitable succession. From an investment standpoint, we would consider it best if he were to announce an orderly transition and do so far in advance. This would have the dual benefits of eliminating a cloud of uncertainty overhanging the market and allowing investors sufficient time to adjust their strategies as necessary.

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 18 and 19 of this report.

Sincerely,

                [SIG]
Stephen M. Swift*
Chief Investment Officer

--------------------------------------------------------------------------------
* Stephen M. Swift is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since August 2, 1995. Mr. Swift is a Managing Director at Credit Suisse Asset Management Limited ("CSAM"). From June 1995 to February 1997, Mr. Swift was a Managing Director of BEA Associates. Prior to that time, he was head of Global Equities at CSAM.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  12/31/96   12/31/95
Automotive                            8.39%      7.24%
Beer, Beverages, Liquors &
Tobacco                              10.65%     12.03%
Conglomerates                         4.06%      1.35%
Construction & Heavy Equipment        5.21%      4.74%
Financial Services                   22.41%     13.33%
Food & Kindred Products               6.34%     14.28%
Housing                               2.83%      3.29%
Manufacturing                         9.00%     14.10%
Paper Products                        1.23%      2.76%
Pharmaceuticals                       4.11%      4.91%
Real Estate                           6.74%      1.40%
Retailing                             4.06%      4.33%
Telecommunications                    6.47%      7.62%
Transportation                        2.72%      2.32%
Other                                 2.38%      6.28%
Cash & Other Assets                   3.40%      0.02%
                                     100.0%     100.0%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                          Sector                                    Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  PT Astra International                                         Automotive                                     8.4
--------------------------------------------------------------------------------------------------------------------------------
       2.  PT Telekomunikasi Indonesia                                Telecommunications                                 6.5
--------------------------------------------------------------------------------------------------------------------------------
       3.  PT Sari Husada                                           Food & Kindred Products                              6.3
--------------------------------------------------------------------------------------------------------------------------------
       4.  PT Gudang Garam                                    Beer, Beverages, Liquors & Tobacco                         6.3
--------------------------------------------------------------------------------------------------------------------------------
       5.  PT Bank Internasional Indonesia                            Financial Services                                 6.0
--------------------------------------------------------------------------------------------------------------------------------
       6.  PT Semen Gresik                                               Manufacturing                                   5.5
--------------------------------------------------------------------------------------------------------------------------------
       7.  PT HM Sampoerna                                    Beer, Beverages, Liquors & Tobacco                         4.3
--------------------------------------------------------------------------------------------------------------------------------
       8.  PT Bimantara Citra                                            Conglomerates                                   4.1
--------------------------------------------------------------------------------------------------------------------------------
       9.  PT Matahari Putra Prima                                         Retailing                                     4.1
--------------------------------------------------------------------------------------------------------------------------------
      10.  PT Bank Dagang Nasional Indonesia                          Financial Services                                 3.8
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1996
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-96.60%
 INDONESIA-96.60%
 AGRICULTURE-1.69%
PT London Sumatra
 Indonesia+..............        319,000  $   833,965
                                          -----------
 AUTOMOTIVE-8.39%
PT Astra International...      1,500,000    4,127,858
                                          -----------
 BEER, BEVERAGES, LIQUORS & TOBACCO-10.65%
PT Gudang Garam..........        720,000    3,109,230
PT HM Sampoerna..........        400,000    2,133,785
                                          -----------
                                            5,243,015
                                          -----------
 CHEMICALS-0.69%
PT Unggul Indah Corp.....        333,800      339,170
                                          -----------
 CONGLOMERATES-4.06%
PT Bimantara Citra.......      1,500,000    2,000,423
                                          -----------
 CONSTRUCTION & HEAVY EQUIPMENT-5.21%
PT Citra Marga Nusaphala
 Persada.................      1,650,000    1,292,337
PT United Tractors.......        606,000    1,269,983
                                          -----------
                                            2,562,320
                                          -----------
 FINANCIAL SERVICES-22.41%
PT Bank Dagang Nasional
 Indonesia...............      1,863,250    1,893,226
PT Bank Danamon
 Indonesia...............      1,450,000    1,365,898
PT Bank Internasional
 Indonesia...............      2,988,132    2,941,324
PT Bank Negara
 Indonesia...............      2,856,000    1,511,431
PT BBL Dharmala
 Finance.................        900,000    1,143,099
PT Dharmala Intiland.....        575,000      852,032
PT Lippo Bank............      1,360,000    1,324,301
                                          -----------
                                           11,031,311
                                          -----------
 FOOD & KINDRED PRODUCTS-6.34%
PT Sari Husada...........        478,652    3,120,762
                                          -----------
 HOUSING-2.83%
PT Jaya Real Property....        521,000      727,900
PT Surya Toto
 Indonesia...............        323,520      664,298
                                          -----------
                                            1,392,198
                                          -----------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 MANUFACTURING-9.00%
PT Semen Gresik..........        835,000  $ 2,686,706
PT Trias Sentosa.........      3,426,000    1,740,559
                                          -----------
                                            4,427,265
                                          -----------
 PAPER PRODUCTS-1.23%
PT Pabrik Kertas Tjiwi
 Kimia...................        610,443      607,342
                                          -----------
 PHARMACEUTICALS-4.11%
PT Darya Varia
 Laboratoria.............        371,000      596,867
PT Kalbe Farma...........      1,247,880    1,426,450
                                          -----------
                                            2,023,317
                                          -----------
 REAL ESTATE-6.74%
PT Ciputra Development...      1,005,000    1,042,443
PT Kawasan Industri
 Jababeka................        561,000      653,154
PT Kawasan Industri
 Jababeka, Rights
 (expiring 01/24/97)+....        186,999       35,626
PT Lippo Land
 Development.............        700,000    1,585,521
                                          -----------
                                            3,316,744
                                          -----------
 RETAILING-4.06%
PT Matahari Putra
 Prima...................      1,718,000    2,000,212
                                          -----------
 TELECOMMUNICATIONS-6.47%
PT Telekomunikasi
 Indonesia...............        300,000      517,570
PT Telekomunikasi
 Indonesia ADR...........         77,250    2,665,125
                                          -----------
                                            3,182,695
                                          -----------
 TRANSPORTATION-2.72%
PT Steady Safe...........      1,045,500    1,338,966
                                          -----------

TOTAL INVESTMENTS-96.60%
 (Cost $36,720,957) (Notes A,D).........   47,547,563
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-3.40%......................    1,675,504
                                          -----------
NET ASSETS-100.00%......................  $49,223,067
                                          -----------
                                          -----------
---------------------------------------------------------
+          Security is non-income producing.
ADR        American Depositary Receipts.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $36,720,957)
 (Note A)...............................     $47,547,563
Cash (Note A)...........................       1,707,151
Dividends receivable....................         217,185
Prepaid expenses........................           2,210
                                             -----------
Total Assets............................      49,474,109
                                             -----------

 LIABILITIES
Payables:
  Advisory fee (Note B).................         124,234
  Administration fees (Note B)..........           5,676
  Other accrued expenses................         121,132
                                             -----------
Total Liabilities.......................         251,042
                                             -----------
NET ASSETS (applicable to 4,608,989
 shares of common stock outstanding)
 (Note C)...............................     $49,223,067
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($49,223,067
  DIVIDED BY 4,608,989).................          $10.68
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 4,608,989 shares issued and outstanding
 (100,000,000 shares authorized)........     $     4,609
Paid-in capital.........................      63,164,835
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................     (24,771,713)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................      10,825,336
                                             -----------
Net assets applicable to shares
 outstanding............................     $49,223,067
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 1,053,806
  Interest..............................          68,051
  Less: Foreign taxes withheld..........        (211,619)
                                             -----------
  Total Investment Income...............         910,238
                                             -----------
Expenses:
  Investment advisory fees (Note B).....         454,020
  Custodian fees........................         109,841
  Audit and legal fees..................          69,348
  Printing..............................          52,428
  Administration fees (Note B)..........          50,003
  Accounting fees.......................          37,600
  Insurance.............................          24,539
  Directors' fees.......................          21,223
  Transfer agent fees...................          20,524
  NYSE listing fees.....................          16,214
  Other.................................           9,274
                                             -----------
  Total Expenses........................         865,014
                                             -----------
  Net Investment Income.................          45,224
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................      (4,738,734)
  Foreign currency related
   transactions.........................         (46,857)
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      10,903,669
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................       6,118,078
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $ 6,163,302
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 For the Years Ended
                                                    December 31,
                                             ---------------------------
                                                1996            1995
                                             ---------------------------

 INCREASE IN NET ASSETS
Operations:
  Net investment income.................     $    45,224     $    22,444
  Net realized loss on investments and
   foreign currency related
   transactions.........................      (4,785,591)     (5,207,387)
  Net change in unrealized depreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................      10,903,669       5,947,467
                                             -----------     -----------
    Net increase in net assets resulting
     from operations....................       6,163,302         762,524
                                             -----------     -----------

 NET ASSETS
Beginning of year.......................      43,059,765      42,297,241
                                             -----------     -----------
End of year.............................     $49,223,067     $43,059,765
                                             -----------     -----------
                                             -----------     -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                  For the Period
                                                                                                                  March 9, 1990*
                                                            For the Years Ended December 31,                          through
                                          --------------------------------------------------------------------     December 31,
                                            1996        1995        1994        1993        1992        1991           1990
                                          ---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....     $9.34       $9.18      $14.03       $7.63       $7.72      $10.38         $13.78**
                                          --------    --------    --------    --------    --------    --------    ---------------
Net investment income/(loss)............      0.01          --       (0.03)      (0.03)       0.01        0.04           0.22
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions...................      1.33        0.16       (4.82)       6.43       (0.10)      (2.65)         (2.90)
                                          --------    --------    --------    --------    --------    --------    ---------------
Net increase/(decrease) in net assets
 resulting from operations..............      1.34        0.16       (4.85)       6.40       (0.09)      (2.61)         (2.68)
                                          --------    --------    --------    --------    --------    --------    ---------------
Dividends and distributions to
 shareholders:
  Net investment income.................        --          --          --          --          --       (0.05)         (0.19)
  Net realized gain on investments and
   foreign currency related
   transactions.........................        --          --          --          --          --          --          (0.53)
                                          --------    --------    --------    --------    --------    --------    ---------------
Total dividends and distributions to
 shareholders...........................        --          --          --          --          --       (0.05)         (0.72)
                                          --------    --------    --------    --------    --------    --------    ---------------
Net asset value, end of period..........    $10.68       $9.34       $9.18      $14.03       $7.63       $7.72         $10.38
                                          --------    --------    --------    --------    --------    --------    ---------------
                                          --------    --------    --------    --------    --------    --------    ---------------
Market value, end of period.............    $9.750     $10.125     $12.000     $20.750      $9.000      $8.375         $9.875
                                          --------    --------    --------    --------    --------    --------    ---------------
                                          --------    --------    --------    --------    --------    --------    ---------------
Total investment return(a)..............     (3.70)%    (15.63)%    (42.17)%    130.56%       7.46%     (14.71)%       (24.15)%
                                          --------    --------    --------    --------    --------    --------    ---------------
                                          --------    --------    --------    --------    --------    --------    ---------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
 omitted)...............................   $49,223     $43,060     $42,297     $64,661     $35,186     $35,590        $47,817
Ratio of expenses to average net
 assets.................................      1.91%       1.96%       1.83%       1.98%       2.04%       2.00%          2.15%(b)
Ratio of net investment income/(loss) to
 average net assets.....................      0.10%       0.05%      (0.25)%     (0.30)%      0.09%       0.49%          2.05%(b)
Portfolio turnover rate.................     34.67%      24.10%      31.56%      63.77%      22.39%      32.27%         17.68%(c)
Average commission rate per share(d)....   $0.0096          --          --          --          --          --             --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.17 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c)  Not annualized.
(d) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. Ministry of Finance Decree 1055 (1989) states that foreign investors are allowed to purchase up to 49% of the shares of Indonesian companies offered to the public in the primary market. When 49% of the shares offered to the public are owned by foreign investors and a foreign market quotation is available, the foreign quotation is used. If less than 49% of the shares offered to the public are owned by foreign investors, there is no foreign market quotation available, therefore the local market quotation is used. Local shares generally trade at a discount to foreign shares when 49% of the shares offered to the public are owned by foreign investors. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1996, the interest rate was 5.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1996, the Fund had a capital loss carryover for U.S. federal income tax purposes of $24,515,005 of which $2,239,330 expires in 1999; $1,666,081 expires in 2000; $683,625 expires in 2001; $8,617,662 expires in
2002; $6,619,896 expires in 2003 and $4,688,411 expires in 2004.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 1996, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $254,355 and $2,352, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1996, the Fund reclassified $45,224 of foreign currency losses to undistributed net investment income.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales. The

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
limited liquidity of the Indonesian securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

The number of shares available for investment by the Fund is also limited by the fact that non-Indonesians are permitted to purchase only 49% of the listed shares of Indonesian companies. A high proportion of the shares of many listed Indonesian companies may be held by a limited number of persons, thus reducing the number of listed shares available for purchase by foreigners.

 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the year ended December 31, 1996, BEA earned $454,020 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 1996, BEA was reimbursed $4,701 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1996, BSFM earned $45,302 for administrative services.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,608,989 shares outstanding at December 31, 1996, BEA owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1996 was $36,720,957. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $10,826,606, was composed of gross appreciation of $13,608,220 for those investments having an excess of value over cost and gross depreciation of $2,781,614 for those investments having an excess of cost over value.

For the year ended December 31, 1996, purchases and sales of securities, other than short-term investments, were $15,120,524 and $16,790,982, respectively.

 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the year ended December 31, 1996.

--------------------------------------------------------------------------------
   16

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Indonesia Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Indonesia Fund, Inc., including the schedule of investments, as of December 31, 1996 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Indonesia Fund, Inc., as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 21, 1997

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 23, 1996, the annual meeting of shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect one director to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Peter Kaplan                                                                          2,969,856     96,112   1,543,021

In addition to the director re-elected at the meeting, Richard H. Francis, C. Oscar Morong, Jr. and William W.
Priest, Jr. continue to serve as directors of the Fund. Daniel Sigg resigned as a director of the Fund effective February 5, 1997.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1996.

                                                                              FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                           ----------  ---------  ---------  ----------
                                                                            2,999,507     42,505     23,956   1,543,021

--------------------------------------------------------------------------------
   18

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Indonesia Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividend and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new share to the participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distributions payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or

--------------------------------------------------------------------------------
   18

August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for other who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semi-annual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1996, BEA managed approximately $31.3 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "IndonesiaFd." The Fund's New York Stock Exchange trading symbol is IF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE   REQUEST--Call  today  for  free   descriptive  information  on  the
closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                           BEA ADVISOR FUNDS

SINGLE COUNTRY                                             OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                      BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                  BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)                          BEA High Yield Fund
The Portugal Fund, Inc. (PGF)                              BEA International Equity Fund

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
                                                           For shareholder information or
                                                           a copy of a prospectus for any of
                                                           the
FIXED INCOME                                               open-end mutual funds please call,
BEA Income Fund, Inc. (FBF)                                1-800-401-2230.
BEA Strategic Income Fund, Inc. (FBI)

For closed-end fund information                            Visit our website on the Internet:
please call, 1-800-293-1232.                               http://www.beafunds.com
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 DIRECTORS AND CORPORATE OFFICERS

Richard H. Francis    Director

Peter Kaplan          Director

C. Oscar Morong, Jr.  Director

William W. Priest,    Director and President
Jr.

Stephen M. Swift      Chief Investment Officer

Paul P. Stamler       Senior Vice President

Michael A. Pignataro  Chief Financial Officer and
                      Secretary

Rachel D. Manney      Vice President and Treasurer

Wendy S. Setnicka     Assistant Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

                                                                          [LOGO]
This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities